CSCE 中国清洁能源

CHINA SOLAR & CLEAN ENERGY SOLUTIONS

Integrated Clean Tech Energy Solutions

OTC BB: CSOL

NOVEMBER 2007



Safe Harbor

This presentation contains statements that involves known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

Company Overview

- Provides Clean Technology and renewable energy solutions for business and residential customers throughout the PRC
- Extensive product portfolio including, components, parts and after sale services
  - Solar division manufactures and installs solar water and space heating systems
  - Energy Recycling division provides systems to reduce external power consumption for manufacturing facilities
- Comprehensive Solar Water Heaters distribution and service network consisting of 600 wholesalers and 2000 retailers across 27 provinces
- Significant IP protection, including 5 patents in China
- From 2003 to 2006, revenue grew at a 53% CAGR
- Solar Water Heaters represent a $2.7B annual opportunity in China

Financial Overview ($ in millions)


Millions
14
12
10
8
6
4
2
0
3Q2006
4Q2006
1Q2007
2Q2007
3Q2007
Revenue
Net Income

Capital Structure/Other Information

- Symbol: CSOL, OTCBB
- Diluted Shares outstanding: 8.3 million (09-30-07)*
- Management ownership: 22%
- Current share price: $3.15 (11-20-07)
- Market capitalization: $26.1 million
- Legal: Guzov Ofsink, LLC
- Fiscal year end: December
- Revenue (1ST 9MONTHS CY07): $25 million ↑ 57%
- Net Income (1ST 9MONTHS CY07): $1.4 million ↑ 35%
- EPS was $.20 vs. $.13

•Does not include 5.4 million warrants outstanding with an average strike price of $2.50/share

CSOL History and Milestones

- **June 2004 – Purchased Bazhou Deli Solar Energy Heating Co., Ltd.**
  - Founded in 1997
  - Engaged in designing, manufacturing and selling renewable energy systems to produce hot water and for space heating
- **April 2005 – Became US public company through reverse merger transaction**
- **November 2005 – Acquired Ailiyang Solar Energy Technology Co.**
  - Broadened distribution platform
- **May 2007 – Announced 51% equity purchase agreement with Tianjin Huaneng Group Energy Equipment Co., Ltd.**
  - Serves industrial customers for power saving and recycling projects
  - Diversified product portfolio includes heat pipe exchanger, high temperature blast stove, desiccator, desulfurization dust catcher, solar water heater, and heating radiator
  - Strong R&D capabilities
- **June 2007 – Closed private placement transaction with institutional and accredited investors raising $2.75 million in proceeds at $1.55 per share:**
  - 1.8 million shares of Series A Preferred Stock
  - Five year warrants to purchase 1.8 million shares of common stock at $1.9 per share
  - Five year warrants to purchase 1.8 million shares of common stock at $2.4 per share
- **July 2007 – Closed Tianjin Huaneng Acquisition**

Corporate Structure


China Solar & Clean Energy Solutions, Inc.
100%
100%
Deli Solar Holding Ltd.
“Deli Solar (BVI)”
Beijing Deli Solar Technology
Development Co., Ltd.
“Deli Solar (Beijing)”
100%
51%
Bazhou Deli Solar Heating
Energy Co., Ltd.
“Deli Solar (Bazhou)”
Tianjin Huaneng Group Energy
Equipment Co., Ltd.
100%
Beijing Ailiyang Solar Energy
Technology Co., Ltd.
“Ailiyang”

Solar Products

- **Evacuated-Tube Solar Hot Water Heater**
  - Generates up to 63 Gallons of hot water per household daily
  - Can be used year round and in all climates
- **Flat Plate Solar Hot Water Heater**
  - Generates up to 26 Gallons of hot water per household daily
  - Costs less than evacuated tube model and easier to maintain
  - Best suited for use in warmer climates
- **Integrated Solar Heating Packages**
  - For use in new home and multi-building construction
  - New and expanding business opportunity



Evacuated-Tube Solar Hot Water Heater



Flat Plate Solar Hot Water Heater

Boilers and Space Heaters

- **Boiler and Stoves**
  - Coal-fired, small units for residential heating and cooking
  - Used to replace the existing inefficient and smoky biomass stoves and reduce emission in rural areas
- **Biomass Products**
  - Designed to utilize a variety of crop stalks, other forms of agricultural plant and forestry industry waste
  - Thermal efficiency of CSOL's biomass can reach 40% compared with only 10-20% when burning typical unprocessed biomass
  - CSOL's biomass produces no smoke, no harmful gas and significantly reduces air pollution.



Boiler



Biomass Products

Revenue Composition



Revenue Composition by Region
40%
30%
10%
20%
Heibei
Beijing
Shandong
Other



Revenue Composition by Products
30%
42%
4%
24%
Solar Water Heater
Coal Boilers & Space Heaters
Spare Parts & Services
Waste Heat Recovery Products

Solar Water Heater Cost Comparison

- Solar initial equipment costs are higher than gas and electric water systems, but
- Solar possesses long-term cost advantages compared to gas and electric water heaters
  - Minimal ongoing maintenance
  - 2x longer useful life (15 years vs. 6 years for gas or electric heater)
  - Solar water heater payback in under 2 years VS. Gas and Electric water heater



Cost Comparison
Types of Water Heaters
Gas
Electric
Solar
0
500
1000
1500
2000
Total Operating Cost (15 years, in $)

(in $USD)	Solar	Gas	Electric
Initial Equipment Cost	$241	$120	$72
Product Life (Years)	15	6	5
Additional Equipment Cost	$0	$300	$216
Annual Additional Energy Cost	0	$98	$81
Total Operating Cost (Over entire product life)	$241	$1,008	$693
Average Cost Per Year	**$16**	**$168**	**$138**

China Market Overview

- **China is the largest manufacturer and consumer of solar water heaters globally***
  - 70% of the world market
  - 19% average annual growth from 1999 to 2005
  - 60% of total sales generated from second-tier cities and suburban areas
  - 15% expected CAGR in solar water heater demand between 2004-2015
  - 2005 Statistics:
    - Annual installation: 15 million M^2
    - Cumulative installation: 75 million M^2
    - Sales estimate: US$2.7 billion



Chinese Solar Water Heater Market (2001-2005)
Million M²
0
10
20
30
40
50
60
70
80
2001
2002
2003
2004
2005
Year
Production
Cumulative Production

*Source:

1) World Energy Council, Presentation in May, 2006

2) New and Renewable Energy Research 2004 by Asia Pacific Energy Research Center

3) China Solar Hot Water Industries Development and Research Report (2005)

China Market Overview

- **Over 3500 manufacturers comprise this fragmented market which creates vast acquisition and consolidation opportunities**

- **Favorable climatic conditions in China**
  - More than 2/3 of areas in China receive 2,000+ hours of sunlight annually
  - Total annual solar radiation: 1.38 million terawatt/hour or equivalent to 1.7 trillion tons of standard coal equivalent

- **Central Government has increasing focus on conservation and reduced emissions**
  - "Currently only 1% of the Country's 560 million city dwellers breath air considered safe by the EU" – NYT Sept. 2007

Growth Drivers

- **Rapid economic growth in China**
  - Increasing disposable income in rural areas
  - Rapid urbanization and booming housing market
  - Strong commercial construction business
- **Rising energy prices and sustainability of fossil fuels**
- **Increasing environmental protection from the government**
  - New Renewable Energy Promotion Laws took effect on Jan 1, 2006
- **Growing environmental and health consciousness among individuals**
- **Significant Market Potential in Rural China**
  - 220 million of China's total 350 million households live in rural areas
  - Only 10% of all rural households have water heaters of any kind
  - Only a similar percentage have modern space heating facilities

Strong Government Support

- **On February 28, 2005, the Chinese Government passed the Chinese Renewable Energy Law which went into effect on January 1, 2006**
  - The goal is to increase the consumption of renewable energy from less than 1% currently to 10% by 2020
  - All state power grids are required to purchase electricity from renewable sources
  - Economic incentives to encourage the development of renewable energy will be offered
- **China's first energy-saving building regulation has been made**
  - Half of the new buildings under 12 floors in Shenzhen must be powered by solar energy by 2010
- **China has committed itself to improving energy efficiency between 2006 and 2010**
  - Chinese energy efficiency is 10% lower than developed countries
  - To cut energy consumption by 20 percent per unit of GDP between 2006 and 2010
  - To cut 10 percent in major air pollutants

Competition

- Highly fragmented industry with over 3,500 manufacturers and no dominant player
- Only 51 companies have sales over 10 million RMB (≈$1.2mm), with the top ten companies together controlling only 17% of the domestic market
- By controlling a well-diversified and comprehensive regional distribution network in China, CSOL is one of the leading players in the solar water heater industry
  - Ranked 19th out of 3,500 manufacturers in China
  - Further acquisitions expected to drive increased scale, leverage and earnings
- CSOL has a stronghold in the rural market

Ranking of Solar Hot Water Companies by Market Share Based on Revenue in 2003

Company	Ranking	Market Share	Profitable
Huangming	1	5%	No
Tsinghua Sunshine	2	3%	No
Huayang	3	3%	No
CSOL	**19**	**0.4%**	**Yes**
Top 10 Companies		17%	

Source: Chinese Energy Research Association

Acquisitions Complement Organic Growth

Tianjin Huaneng Group

- 51% majority ownership was purchased by CSOL for approximately $1.7 million in cash on July 1, 2007
  - Huaneng has strong distribution channels for solar water heaters and furnaces in Northern China
  - 51,000 m^2 research and manufacturing facility
  - ISO9001:2000 Certified
- Diversifies CSOL's revenue stream by bringing industrial customers and leverage Huaneng's sales channels to increase solar water heater products revenue
  - Huaneng has strong distribution channels for solar water heaters and furnaces in Northern China
  - Waste heat recovery technology significantly improves energy efficiency for industrial customers
  - Heat pipe technology can be incorporated into CSOL's products to improve thermal efficiency
- Strong R&D department owns 5 patents in China and leverages more than 100 senior technician
- Tianjin Government is providing subsidies for residents in the rural areas using solar water heater
- Financial highlights (2006):
  - Sales: $12 million
  - EBITDA: $1 million



Huaneng's RLG heating pipe waste heat boiler



Huaneng Customer Deployment

Waste Heat Recovery Technology

- Maximizes thermal efficiency for industrial customers
- Widely used in many industries such as chemical, paper making, etc.
- ROI justifies investment from savings generated through waste heat recovery systems
- Industrial customers are required to improve energy efficiency to be in line with the government's initiatives
- The Chinese government requests enterprises to improve energy efficiency and reduce toxic emissions
- Chinese State-owned Assets Supervision and Administration Commission offers cash incentives to reward technology reform such as waste heat recovery to encourage energy efficiency

Huaneng Case Study – Xinjiang Bayi Steel



- **Project:** Xinjiang Bayi Steel Air-to-Air Heat Recovery system for 75 ton furnace
- **Cost:** $1.3 million
- **Time to implement:** 100 days
- **Air temperature (in):** 1472 F°
- **Air temperature (out):** 356 F°
- **Steam output:** 20 ton/hour
- **Steam price:** $17.3 - $18.7 per ton
- **Operation:** 340days per year
- **Payback period:** 150 days

Strong Research and Development Team

- **Tianjin Huaneng has continually committed to research and development**
  - Most spent in designing and manufacturing new products.
  - Other R&D activities are conducted based on customers' specific request for certain new functions or improvements on existing products.
- **Experienced R&D team with senior engineer members**
  - Luo Yunjun, the chairman of Beijing Solar Industry Association
  - Hao Fangzhou, the chairman of the Chinese Economic Boiler Association
- **Partners with the Key Laboratory of Heat Transmission and Energy Saving Education of Beijing University of Industry ("BUI") on research and development of renewable energy technologies.**

Market Strategy

- **Focus on rural market**
  - The potential size of the rural market is 8 times larger than that of the urban market
  - Less restrictions on installation
  - Energy prices are historically at least 5x higher than in the metropolitan areas
- **Targeted advertising**
  - Advertise on government magazine to directly reach government and SOE decision makers for energy saving projects and construction with solar heating systems
  - TV and other mass media are the key advertising medium which are most effective for consumers in the rural areas
- **Multi-brand strategy**
  - Products are differentiated into tiers (premium, standard and economy) to increase distribution and market penetration
  - Eliminate agency dominance in a regional market
- **Comprehensive and efficient distribution systems**
  - 600 wholesalers and 2,000 local appliance retailers cover far-reaching areas
  - Provide technical training to the 600 wholesalers to drive after-sales services

Economy Standard Premium

Growth Strategy

- **Sales and Marketing Strategy**
  - Expand and strengthen distribution and service networks in China by partnering with regional distributors
- **Strategic Footprint**
  - Organic growth complemented by disciplined approach on acquisition and consolidation to mitigate capacity constraints and open up new markets
- **Integrate Solar Heating Packages**
  - Increase sales of solar heating solutions that combine the functionality of solar water heaters and space heating systems
  - Directly install the package into new construction
- **Extend Product Lines to Existing Customers**
  - Through internal R&D efforts and complementary acquisitions, focus on creating a full suite of Clean Technology products
- **Market Existing and Future Products to Other Countries Such as India and Spain**
  - Flat panel solar water heater under development specifically for that residential construction market
  - Supply agreements with original equipment manufacturers


2006/09/28

Q3 2007 Financial Highlights

	Three months ended September 30, 2007	*Three months ended September 30, 2006*	*Fiscal year ended December 31, 2006*	*Fiscal year ended December 31, 2005*
Revenue	$12,629,636	$6,565,606	$21,468,313	$15,577,477
Cost of Goods Sold	$10,078,609	$5,190,840	$16,842,994	$11,868,459
Gross Profit	$2,551,027	$1,374,766	$4,625,319	$3,708,988
Operating Expenses	$1,768,342	$821,330	$3,414,707	$2,389,185
Operating Income	$782,685	$555,436	$1,210,612	$1,319,803
Other Income	-$31,845	-$3,898	$45,606	-
Income before Taxes & Minority Interest	$750,840	$549,538	$1,239,501	$1,298,974
Income Taxes	$189,770	-	-	-
Minority Interests	$61,996	-	-	-
Net Income	$499,074	$549,538	$1,239,501	$1,298,974
Weighted Average Fully Diluted Shares	8,310,856	8,031,009	6,957,876	7,558,335
EPS	$0.06	$0.07	$0.18	$0.17

Make Good Targets Accompanying Recent Financing:
2007 Pre-Tax Income: $3.0 million
2008 Pre-Tax Income: $5.5 million

Key Operating Metrics

	Nine Months Ended September 30, 2007	*Nine Months Ended September 30, 2006*
Revenue	+56.7%	+37.8%
Gross Profit	+52.2%	+24.7%
Gross Margin	20.9%	21.5%
Operating Income	+73.7%	-8%
Operating Margin	7.4%	5.6%
Net Income	+35.4%	-4.6%
EPS	+53.8%	+5.9%

Balance Sheet Highlights

	September 30, 2007	December 31, 2006
Assets		
Cash	$3,311,421	$3,212,065
Accounts Receivable	$6,408,141	$870,446
Inventories	$5,238,184	$315,765
Total Current Assets	$16,335,129	$9,245,841
Total Property, Plant and Equipment	$9,716,521	$6,333,892
Total Assets	$29,245,566	$12,716,185
Liabilities		
Accounts Payable	$1,623,020	$147,901
Customer Deposits	$3,493,478	$262,269
Total Current Liabilities	$11,051,857	$6,722,607
Stock Holders' Equity		
Additional Paid-In Capital	$8,283,900	$5,705,574
Total Stockholders' Equity	$16,630,217	$12,225,473

Experienced Management

- **Mr. Deli Du, President & CEO** - Mr. Du founded China Solar & Clean Energy Solutions, Inc. in 1997 and has been its controlling equity holder, chairman and chief executive officer during the past 5 years. Since June, 2004 he has also been a director and manager of Deli Solar (BVI). He is a standing member of the China Solar Energy Utilization Association, the China Efficiency Boiler Association and the Beijing New Energy and Renewable Energy Union.
- **Mr. Gary Lam, CFO** - Mr. Lam has extensive experience in finance with more than twenty years of experience in treasury management serving various foreign banks and has more than six years of experience in corporate finance. He served as the CFO of Telecom Communications Inc. from 2003 through 2005, and most recently served as the CFO of Mobile Entertainment Inc. Mr. Lam is also an affiliated member of Hong Kong Securities Institute (HKSI). He holds a bachelors degree in Business Administration from the University of Windsor, Canada.
- **Mr. Zhaolin Ding, Director** - Mr. Ding received a master degree in Public Administration from Harvard University and a master in International Journalism from China School of Journalism, and began his career as a journalist and manager of Xinhua News Agency. Mr. Ding is currently the director of Beijing Tsingda Everbright International Executive Management Education Center. He is also an adjunct professor of executive programs in several top Chinese Universities. Mr. Ding served part time as the Deputy Secretary General of Harvard Beijing Club, Harvard's official alumni organization in China. Prior to that he was the Country Director of EF Englishtown, a Boston and Stockholm based world wide education group. Mr. Ding worked briefly as a consultant in Mercer Management Consulting. He was elected as research fellow by World Press Institute in the United States.
- **Mr. Zhenhang Jia, Director** - Mr. Jia has been the director of Power Engineering Division of Beijing Mechanical Engineering Institute since 1995. He is also Vice Chairman and Deputy Secretary General of Beijing New Energy and Renewable Energy Association and Secretary General of Energy Saving Stoves Professional Committees of China's Rural Energy Industry Association. Mr. Jia was the primary drafter of 2 National Standards for Power Saving Boilers. Between 2001 and 2007, Mr. Jia served as Chief Editor of China Energy Saving and Environmental Protection Magazine. Prior to that he was Chief Editor of Beijing Energy Saving Magazine and Deputy Chief Engineer of Beijing Energy Saving Technical Service Center. Mr. Jia graduated from Taiyuan Institute of Technology in 1981, after that he was a research associate and director of Boiler and Energy Saving Technology Research Center of Taiyuan Institute of Technology.
- **Mr. Kevin Randolph, Director** - Mr. Randolph is the founder, president and CEO of Randolphs.com, LLC, a company that provides interim management, strategic/market/product planning and other services. From 1998 to 2000, he was President and CEO of Asia Online, Ltd., headquartered in Hong Kong, which provides Internet service, web development, web hosting and system integration services in 12 countries throughout Asia Pacific. He graduated from Washington State University with a degree in Business Administration, majoring in Marketing and Electrical Engineering.

Investment Conclusions

- Expand solar and other renewable energy product portfolio with proprietary additions which address large market opportunities
- Grow revenues through strategic complementary acquisitions
- Leverage increasing government regulation, rising energy prices and strong secular demand for renewable energy products
- Grow market share as demand continues to increase while looking for select international growth opportunities
- Expand and strengthen distribution and service networks while consolidating specific regions to optimize sales
- Continue to improve overall profitability and cash flow
- Continually focus on best shareholder and investor relations practices

Contact Us

- **Company Contact:**
  Gary Lam
  Phone: +86-10-6385-0516
  E-mail: garylam8899@gmail.com
  Web Site: www.delisolar.com

- **Investor Relations Contact:**
  Hayden Communications International, Inc.
  Matthew Hayden, President
  Phone: +1-760-994-0034
  E-mail: matt@haydenir.com